UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported) :

January 25, 2005

THE BANK OF NEW YORK COMPANY, INC.

(exact name of registrant as specified in its charter)

NEW YORK	001-06152	13-2614959
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

One Wall Street, New York, NY	10286
(Address of principal executive offices)	(Zip code)

212-495-1784

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure Projections and Earnings Estimates

On January 25, 2005, The Bank of New York Company, Inc. released the projections and estimates contained in the materials included herewith as Exhibit 99, at a presentation to financial analysts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2005

THE BANK OF NEW YORK COMPANY, INC. (Registrant)

By:	/s/ Thomas J. Mastro
Name:	Thomas J. Mastro
Title:	Comptroller

EXHIBIT INDEX

Exhibit No.	Description
99	Materials containing projections and earnings estimates of The Bank of New York Company, Inc. as presented to financial analysts on January 25, 2005.